UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 25, 2007

Date of Report (Date of earliest event reported)

CLAYTON HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51846	20-2660764
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2 Corporate Drive
Shelton, Connecticut 06484

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (203) 926-5600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain  Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2007, Todd Crockett and Stephen Lamando tendered their resignations from the Board of Directors (the “Board”) of Clayton Holdings, Inc. (the “Company”).  Mr. Crockett will not stand for re-election when his term expires at the 2007 annual meeting of the Company’s stockholders on June 7, 2007 (the “Annual Meeting”).  Mr. Lamando’s resignation was effective as of April 25, 2007.  Simultaneous with the acceptance of his resignation, the Board appointed Thomas J. Skelly as Mr. Lamando’s replacement.  Mr. Skelly will join the Board’s Audit Committee immediately following the Annual Meeting.

In connection with his election and under the Company’s Non-Employee Directors’ Compensation Plan, Mr. Skelly will receive an annual retainer of $30,000 and fees of $1,000 per Board meeting attended in person and $500 per Board meeting attended telephonically. In addition, pursuant to the Company’s 2006 Stock Option and Incentive Plan, Mr. Skelly was granted 3,541 restricted Deferred Stock Units, and entered into a Deferred Stock Unit Award Agreement in the form previously filed with the Securities and Exchange Commission.  These Deferred Stock Units shall vest on the anniversary date of grant, subject to Mr. Skelly’s continued service as a Director on such date.  Also in connection with his election, Mr. Skelly entered into an Indemnification Agreement with the Company in the form previously filed with the Securities and Exchange Commission.

There is no arrangement or understanding between Mr. Skelly and any other persons pursuant to which he was appointed as a Director of the Company. Mr. Skelly is not currently engaged, and has not during the last fiscal year been engaged, in any transactions with the Company or its subsidiaries that are required to be disclosed under Item 404(a) of Regulation S-K, nor have any such transactions been proposed.

Item 7.01            Regulation FD Disclosure.

On April 27, 2007, the Company issued a press release announcing, Mr. Skelly’s election to, and Messrs. Crockett and Lamando’s resignations from, the Board.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

99.1                           Press Release issued by Clayton Holdings, Inc., dated April 27, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

CLAYTON HOLDINGS, INC.

April 27, 2007	By:	/s/ Frederick C. Herbst
	Name:	Frederick C. Herbst
	Title:	Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release issued by Clayton Holdings, Inc., dated April 27, 2007.